UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011
EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 474-1300
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     Equity Residential (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to discontinued operations.
     The results of operations of the Company’s consolidated properties that were sold during the first three months of 2011 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Company’s first quarter 2011 quarterly report on Form 10-Q filed with the SEC on May 5, 2011. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.
     The aforementioned reclassification has no effect on the Company’s previously reported net income, net income available to Common Shares, funds from operations (“FFO”), FFO available to Common Shares and Units, normalized funds from operations (“Normalized FFO”) or Normalized FFO available to Common Shares and Units.
     This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Company’s annual report on Form 10-K for the year ended December 31, 2010 for each period presented in the annual report to (1) reclassify those properties sold during the first three months of 2011 as a component of discontinued operations, (2) reclassify certain items on the statements of operations and the statements of cash flows to conform with the presentation in the Form 10-Q filed with the SEC on May 5, 2011 and (3) provide certain footnote disclosures in a tabular format consistent with the presentation in the Form 10-Q filed with the SEC on May 5, 2011. Exhibit 12 also reflects certain interim information for the quarters ended March 31, 2011 and 2010, respectively. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.
ITEM 9.01 Financial Statements and Exhibits

Exhibit
Number	Exhibit

12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

101
XBRL (Extensible Business Reporting Language). The following materials from Equity Residential’s Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity and (v) notes to consolidated financial statements. As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: May 23, 2011	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

Date: May 23, 2011	By:	/s/ Ian S. Kaufman
	Name:	Ian S. Kaufman
	Its:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

101
XBRL (Extensible Business Reporting Language). The following materials from Equity Residential’s Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity and (v) notes to consolidated financial statements. As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

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